Exhibit 99.2

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by Bayview Fund Management LLC as diligence agent to order and review title reports for a population of 1,224 mortgage loans. Said title reports were obtained and reviewed between September 2021 and October 2021. With respect to these 1,224 mortgage loans:

General Findings:

1.	As set forth in the title reports:

a.	For 1,224 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.

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Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.	As set forth in the title reports:

a.	For 1,153 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

b.	For 71 mortgage loans, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

Findings with Respect to Potentially Superior Post-Origination HOA Liens Only:

1.	As set forth in the title reports:

a.	For 23 mortgage loans, potentially superior post-origination HOA liens/judgments were found of record. For these mortgage loans where an amount was available, the total amount of such potentially superior post-origination HOA liens/judgments is $104,691.88.

Findings with Respect to Potentially Superior Post-Origination Municipal Liens Only:

1.	As set forth in the title reports:

a.	For 54 mortgage loans, potentially superior post-origination municipal liens/judgments were found of record. For these mortgage loans where an amount was available, the total amount of such potentially superior post-origination municipal liens/judgments is $145,044.74.

Thank You,

Westcor Land Title Insurance Company

600 W Germantown Pike, Suite 450, Plymouth Meeting, PA 19462